UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2011

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Directors

On December 8, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Farmer Bros. Co., a Delaware corporation (the “Company”), elected Hamideh Assadi and Guenter W. Berger to serve as Class II directors of the Company for a three-year term of office expiring at the 2014 Annual Meeting of Stockholders. Ms. Assadi has been appointed to the Audit and Nominating Committees. Mr. Berger will continue to serve as Chairman of the Board of Directors and a member of the Nominating Committee.

In connection with their service as directors, Ms. Assadi and Mr. Berger will receive the Company’s standard non-employee director compensation. The Company expects to enter into the Company’s standard form of Indemnification Agreement for directors and officers with Ms. Assadi, pursuant to which the Company will, to the extent permitted by applicable law, indemnify and hold harmless Ms. Assadi against all expenses, judgments, fines, penalties and amounts paid in settlement in connection with any threatened, pending or completed proceeding by reason of her status as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 10, 2011 and incorporated herein by reference. Mr. Berger previously entered into the same agreement with the Company.

(e)	Equity Awards

Non-Employee Directors

On December 8, 2011, in conjunction with the Annual Meeting, the Board of Directors of the Company, in accordance with the provisions of the Farmer Bros. 2007 Omnibus Plan (the “Omnibus Plan”), granted to each of the Company’s non-employee members of the Board, 5,464 shares of restricted stock based on the closing price of the Company’s common stock as reported on the Nasdaq Global Market on December 8, 2011, the date of grant. The shares will vest ratably over three years, subject to the non-employee director’s continued service to the Company. The Board members who received this award were: Hamideh Assadi, Guenter W. Berger, Jeanne Farmer Grossman, Martin A. Lynch, James J. McGarry and John H. Merrell. The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Named Executive Officers

In conjunction with the Annual Meeting, the Compensation Committee of the Board, in accordance with the provisions of the Omnibus Plan, approved grants of non-qualified stock options and restricted stock to certain of the Company’s employees, including the following grants to the Company’s Named Executive Officers:

Name	Title	Shares of Common Stock Issuable Upon Exercise of Options	Shares of Restricted Stock
Mark A. Harding	Senior Vice President of Operations	12,138	6,900
Larry B. Garrett	General Counsel and Assistant Secretary	12,138	6,900
Hortensia R. Gómez	Vice President, Controller and Assistant Treasurer	3,468	2,300

The stock options have an exercise price equal to $7.32 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Market on December 8, 2011, the date of grant. The stock options have a seven year term expiring on December 8, 2018 and vest ratably over three years. The stock options were granted under the Omnibus Plan pursuant to the Company’s form of Stock Option Grant Notice and Stock Option Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

The shares of restricted stock vest on December 8, 2014. The awards of restricted stock were granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Consistent with the terms of their employment agreements with the Company, neither Jeffrey A. Wahba, Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer, nor Patrick G. Criteser, Interim Co-Chief Executive Officer and President and Chief Executive Officer of Coffee Bean International, Inc. (“CBI”), received equity awards.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on December 8, 2011. At the Annual Meeting, the stockholders of the Company: (1) elected Hamideh Assadi and Guenter W. Berger to serve as Class II directors of the Company for a three-year term of office expiring at the 2014 Annual Meeting of Stockholders; (2) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2012; (3) approved, on an advisory basis, the Company’s executive compensation; and (4) voted, on an advisory basis, on the frequency of holding future advisory votes on the Company’s executive compensation. On December 14, 2011, the Company issued a press release announcing the stockholder voting results at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Set forth below, with respect to each such matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes and, in the case of the vote on the frequency of future advisory votes on executive compensation required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the number of votes cast for each of 1 year, 2 years, and 3 years, as well as the number of abstentions.

1. Election of Directors:

Director Nominee	For	Withhold	Broker Non-Votes
Hamideh Assadi	10,825,525	3,546,355	1,339,864
Guenter W. Berger	10,558,584	3,963,536	1,189,624

2. Ratification of Selection of Independent Registered Public Accountants:

For	Against	Abstain	Broker Non-Votes
8,660,116	6,811,814	239,814	0

3. Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
12,781,182	903,505	837,433	1,189,624

4. Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
542,473	74,929	12,962,390	942,328	1,189,624

As provided in Item 5.07(d) of Form 8-K, in light of these results, and consistent with the Company’s recommendation, the Company will hold an annual advisory vote on executive compensation commencing with its 2012 annual meeting of stockholders, and continuing thereafter until such time that the frequency vote is next presented to stockholders or until the Board of Directors determines otherwise.

Item 7.01 Regulation FD Disclosure.

At the Annual Meeting, Jeffrey A. Wahba, Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer of the Company, and Patrick G. Criteser, Interim Co-Chief Executive Officer and President and Chief Executive Officer of CBI, addressed the attendees. An edited transcript of their remarks is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The transcript attached hereto as Exhibit 99.2 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

The Company cautions you that certain statements contained in the transcript attached hereto as Exhibit 99.2, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained therein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Users should not place undue reliance on the forward-looking statements, which speak only as of the date of the presentation. The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, our ability to successfully integrate the CBI and DSD Coffee Business acquisitions, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described from time to time in our filings with the SEC.

Item 8.01 Other Events.

Omission of Quarterly Dividend

On December 8, 2011, the Board of Directors omitted the payment of a quarterly dividend in the upcoming third quarter of fiscal 2012.

Executive Officers

On December 8, 2011, the Board of Directors appointed the following executive officers:

Name	Title
Jeffrey A. Wahba	Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer
Patrick G. Criteser	Interim Co-Chief Executive Officer, President and Chief Executive Officer of CBI
Mark A. Harding	Senior Vice President of Operations
Larry B. Garrett	General Counsel and Assistant Secretary
Hortensia R. Gómez	Vice President, Controller and Assistant Treasurer
John M. Anglin	Secretary

Committee Appointments

On December 8, 2011, the Board appointed the following directors to its standing committees:

Committee	Members
Audit Committee	Hamideh Assadi, Martin A. Lynch and John H. Merrell (Chairman)
Compensation Committee	Jeanne Farmer Grossman, James J. McGarry (Chairman) and John H. Merrell
Nominating Committee	Hamideh Assadi, Guenter W. Berger, Jeanne Farmer Grossman, Martin A. Lynch, James J. McGarry (Chairman) and John H. Merrell

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with schedule of indemnitees attached) (filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 10, 2011 and incorporated herein by reference)*

10.2	Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

10.3	Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

99.1	Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the 2011 Annual Meeting of Stockholders on December 8, 2011

99.2	Transcript of Remarks by Jeffrey A. Wahba, Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer of Farmer Bros. Co., and Patrick G. Criteser, Interim Co-Chief Executive Officer of Farmer Bros. Co. and President and Chief Executive Officer of Coffee Bean International, Inc., at the 2011 Annual Meeting of Stockholders on December 8, 2011

*	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2011

FARMER BROS. CO.

By:	/S/ JEFFREY A. WAHBA
Name:	Jeffrey A. Wahba
Title:	Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement for Directors and Officers of the Company, as adopted on May 18, 2006 and as amended on December 31, 2008 (with schedule of indemnitees attached) (filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 10, 2011 and incorporated herein by reference)*

10.2	Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

10.3	Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)*

99.1	Press Release of Farmer Bros. Co. announcing the results of stockholder voting at the 2011 Annual Meeting of Stockholders on December 8, 2011

99.2	Transcript of Remarks by Jeffrey A. Wahba, Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer of Farmer Bros. Co., and Patrick G. Criteser, Interim Co-Chief Executive Officer of Farmer Bros. Co. and President and Chief Executive Officer of Coffee Bean International, Inc., at the 2011 Annual Meeting of Stockholders on December 8, 2011

*	Management contract or compensatory plan or arrangement.